LiveWell Variable Annuity

Flexible Premium Deferred Variable Annuity

issued by:  Midland National Life Insurance Company

through the Midland National Life Separate Account C

Supplement dated July 8, 2013

to Prospectuses Dated May 1, 2013

This Supplement describes an important change that is being made to one of the investment options available under your Contract.  Please read this Supplement carefully and retain it with your Prospectus for future reference.

With respect to the Mutual International Securities Fund, this supplement will alter the prospectus for the flexible premium deferred variable annuity contract listed above in the following manner:

On page two of the prospectus, under Separate Account Investment Options, the following Fund will be closed to all investors as of August 1, 2013.

Mutual International Securities Fund Class 2

Under APPENDIX A – SEPARATE ACCOUNT INVESTMENT OPTIONS, the following Fund will be closed to all investors as of August 1, 2013.

Mutual International Securities Fund Class 2	Seeks capital appreciation, which may occasionally be short term. The secondary goal is income.	Franklin Mutual Advisers, LLC

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If you have any questions, please call the Customer Service Center toll-free at 1-866-747-3421, or write the Customer Service Center at, Midland National Life Insurance Company, P.O. Box 758547, Topeka, Kansas, 66675-8547.

Please retain this supplement for future reference.